Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Form of Janus Investment Fund Investment Advisory Agreement - Janus Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(171) to Post-Effective Amendment No. 137 to Janus Investment Fund registration statement on Form N-1A, filed on December 27, 2010; accession number 0000950123-10-116573 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Growth and Income Fund is incorporated herein by reference to Exhibit (d)(173) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amended and Restated Investment Advisory Agreement - Janus Overseas Fund is incorporated herein by reference to Exhibit (d)(174) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Contrarian Fund is incorporated herein by reference to Exhibit (d)(176) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Forty Fund is incorporated herein by reference to Exhibit (d)(177) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Fund is incorporated herein by reference to Exhibit (d)(178) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Real Estate Fund is incorporated herein by reference to Exhibit (d)(179) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Research Fund is incorporated herein by reference to Exhibit (d)(180) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment  to  Janus  Investment  Fund  Investment  Advisory  Agreement  - Janus
International  Equity  Fund is  incorporated  herein  by  reference  to  Exhibit
(d)(181) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Overseas Fund is incorporated herein by reference to Exhibit (d)(182) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Research Fund is incorporated herein by reference to Exhibit (d)(183) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Twenty Fund is incorporated herein by reference to Exhibit (d)(184) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment  to  Janus  Investment  Fund  Investment  Advisory  Agreement  - Janus
Worldwide Fund is incorporated herein by reference to Exhibit (d)(185) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Perkins Global Value Fund is incorporated herein by reference to Exhibit (d)(186) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Janus Investment Fund Investment Advisory Agreement - Janus Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(190) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).